UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANTTO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2006

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120

(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880

(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

☐ Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

        The By-laws of the Company have been amended, effective February 16, 2006, to amend the charter of the Compensation and Benefits Committee of the Board. A copy of BD’s Amended and Restated By-laws as of February 16, 2006 is filed as Exhibit 3.1 to this report.

ITEM 7.01 REGULATION FD DISCLOSURE.

        On February 14, 2006, BD issued a press release, a copy of which is attached hereto as Exhibit 99.1.

        On February 17, 2006, BD issued a press release, a copy of which is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	3.1	By-laws of BD, as amended and restated as of Februrary 16, 2006.

	99.1	Press release dated February 14, 2006, which is furnished pursuant to Item 7.01.

	99.2	Press release dated February 17, 2006, which is furnished pursuant to Item 7.01.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By: /s/ Dean J. Paranicas
Dean J. Paranicas Vice President, Corporate Secretary and Public Policy

Date: February 17, 2006

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

3.1	Amended and Restated By-laws of the Company as of February 16, 2006.

99.1	Press release dated February 14, 2006, which is filed pursuant to Item 7.01.

99.2	Press release dated February 17, 2006, which is filed pursuant to Item 7.01.